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                                                                   EXHIBIT 10.66

          Third Agreement and Amendment (the "Agreement"), effective as of
                                              ---------
          January 22, 2001, by and among Incara Pharmaceuticals Corporation, a Delaware corporation (the "Company"), Elan International Services,
                                     -------
          Ltd. ("EIS"), a Bermuda exempted limited liability company and a
                 ---
          wholly owned subsidiary of Elan Corporation, plc, an Irish public limited liability company ("Elan"), and Elan Pharma International
                                      ----
          Limited, an Irish private limited liability company and a wholly owned subsidiary of Elan and an affiliate of EIS ("EPIL").
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                                   RECITALS:

     WHEREAS, the Company, EIS and EPIL have entered into a Securities Purchase Agreement dated as of December 21, 2000 (as amended from time to time by the parties thereto, the "Purchase Agreement"), pursuant to which the Company issued
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and sold to EIS, and EIS purchased from the Company, (i) 12,015 shares of the
Company's Series C Preferred Stock, par value U.S.$0.01 per share (the "Series C
                                                                        --------
Preferred Stock"), (ii) a warrant to purchase up to 22,191 shares of the
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Company's Series B Preferred Stock, par value U.S.$0.01 per share (the "Series B
                                                                        --------
Preferred Stock"), (iii) 28,457 shares of Series B Preferred Stock and (iv)
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825,000 shares of common stock, par value U.S.$0.001 per share of the Company
(the "Incara Common Stock"). The Company further issued and sold to EPIL, and
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EPIL purchased from the Company, a convertible promissory note of the Company
(the "Note"), amounts in respect of which may be disbursed from time to time in
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an aggregate amount of up to U.S.$4,806,000 in accordance with its terms and subject to the conditions contained therein and in the Purchase Agreement;

     WHEREAS, the parties desire to amend the Purchase Agreement to limit the number of shares of Series B Preferred Stock issuable upon attainment of certain milestones as set forth in the Purchase Agreement; and

     NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants contained herein, the sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

     1. The parties agree that the Purchase Agreement shall be amended as follows:

        1.1 Section 1(f) of the Purchase Agreement is amended by inserting after the third sentence of Section 1(f) the following two sentences:

        "Notwithstanding the above, in no event during the life of this Agreement shall the number of shares of Series B Preferred Stock purchased and underlying warrants issued in the Second Closing (it being understood that the warrants to be issued in the Second Closing shall be exercisable for a number of shares of Series B Preferred Stock equal to 20% of the

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     number of shares of Series B Preferred Stock purchased in the Second
     Closing) exceed 150,000 shares (as such number may be adjusted for stock splits, combinations, recapitalizations, reclassifications and dividends effected subsequent to December 21, 2000, the "Second Closing Maximum
                                                    ----------------------
     Shares"), which represents less than 20% of the Incara Common Stock issued
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     and outstanding on December 21, 2000 (on an as converted basis). If this limitation on the amount of Series B Preferred Stock is triggered, the Second Purchase Price shall not be $1,000,000 but instead shall be equal to the Later Stock Price multiplied by the quotient of (i) the Second Closing Maximum Shares divided by (ii) 1.2, and the purchase of Series B Preferred Stock and warrants by EIS at the Second Closing shall be in the sole discretion of EIS."

          1.2 Section 5(a) of the Purchase Agreement is hereby amended by changing the reference to Series B Preferred Stock in the parenthetical in the eighth line to a reference to Series C Preferred Stock.

     2.   Existing Representations, Warrants and Covenants. The Company hereby
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represents and warrants that all representations and warranties contained in the
Purchase Agreement and the Note are true and correct, in all material respects, and the Company has complied, and is presently in compliance, in all material respects, with all agreements and covenants set forth in the Transaction Documents (as defined in the Purchase Agreement), as of the date of this Agreement.

     3.   Amendment and Waiver. This Agreement may not be modified or amended,
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or any of the provisions hereof waived, except by written agreement of the
Company, EIS and EPIL dated after the date hereof.

     4.   Headings. The section and paragraph headings contained in this
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Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of the Agreement.

     5.   Entire Agreement. This Agreement and the Transaction Documents contain
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the entire understanding of the parties with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings among the parties with respect thereto.

     6.   Governing Law. This Agreement shall be governed in all respects by the
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laws of the State of New York, without giving effect to principles of conflicts of laws, and in accordance with the terms of Section 13 of the Purchase
Agreement.

     7.   Counterparts. This Agreement may be executed in any number of
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counterparts, including by facsimile signature, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     8.   Expenses. Each of the parties shall be responsible for its own costs
          --------
and expenses incurred in connection with the transactions contemplated hereby.

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     9.  Successors and Assigns. The provisions hereof shall inure to the
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benefit of, and be binding upon, the successors and assigns of the parties hereto.

     10.  Severability. In case any provision of this Agreement shall be
          ------------
invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not be in any way affected or impaired thereby.

                     [The next page is the signature page.]

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      In Witness Whereof, the parties have caused this Agreement to be executed as of the date first above written.

                              Incara Pharmaceuticals Corporation


                              By:_______________________________________________

                              Name:_____________________________________________

                              Title:____________________________________________



                              Elan International Services, Ltd.
                              (sole shareholder of Series C Preferred Stock)

                              By:_______________________________________________

                              Name:_____________________________________________

                              Title:____________________________________________



                              Elan Pharma International Limited


                              By:_______________________________________________

                              Name:_____________________________________________

                              Title:____________________________________________

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